Exhibit 10.17

                      FIRST AMENDMENT TO FACILITY AGREEMENT

         THIS FIRST AMENDMENT TO FACILITY AGREEMENT (the "Amendment") is entered into as of the 8th day of July, 1999 by and between AMERICAN HEALTH PROPERTIES, INC., a Delaware corporation ("American Health") and BALANCED CARE CORPORATION, a Delaware corporation ("Balanced Care") with reference to the following facts:

         A. American Health and Balanced Care have entered into that certain Facility Agreement dated as of January 30, 1998 (the "Facility Agreement"). All capitalized terms used in this Amendment shall have the meaning ascribed to such terms in the Facility Agreement, except as provided herein to the contrary.

         B. In accordance with Section 15.6 of the Facility Agreement, the parties now wish to modify and amend the terms of the Facility Agreement as more particularly set forth in this Amendment.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Amendment, intending to be fully and legally bound hereby, do hereby amend the Facility Agreement and the Transaction Documents contemplated therein, as follows:

1. Qualified Property. The definition of Qualified Property in Article 1 of the Agreement is revised to read as follows:

         "Qualified Property" shall mean the three (3) individual parcels of land located in Jackson, Tennessee, Anderson, Indiana and Evansville, Indiana, which AHP has acquired at the request of Balanced Care pursuant to the terms of this Agreement. Notwithstanding any implication to the contrary in this Agreement, AHP shall not be required to consider or approve any other property as a Qualified Property under this Agreement.

2. Term. Section 2.1 of the Agreement is revised to read as follows:

         2.1 Term. The term of this Agreement (the "Term") shall commence on January 30, 1998 and unless sooner terminated in accordance with the terms of the Transaction Documents

(including this Agreement) shall expire upon the earlier of July 8, 1999 and the date on which Developer Commences Construction with respect to the third Project to be acquired and developed pursuant to this Agreement. Neither American Health nor AHP shall have any obligation to consider or acquire Qualified Properties nor to enter into any Transaction Documents with respect to any property, Project or Facility upon the expiration or sooner termination of this Agreement.

3. Failure to Commence Construction. Section 13.1(g) of the Agreement is hereby revised to read follows:

         (g) Balanced Care and BCC shall have failed to Commence Construction of three (3) Facilities on three (3) Qualified Properties on or prior to the expiration or sooner termination of the Term; provided, however, that American Health acknowledges, based upon information provided to American Health by Balanced Care and BCC with respect to the three (3) Qualified Properties, that Balanced Care and BCC have fulfilled the requirements of this Section 13.1(g).

4. Amendment to Leases. As a condition to American Health agreeing to the foregoing provisions of this Amendment and to induce American Health and AHP to enter into this Amendment, Balanced Care shall cause each of Assisted Care Operators of Jackson, LLC, Assisted Care Operators Anderson, LLC and Assisted Care Operators of Evansville, LLC (individually a "Tenant" and collectively, "Tenants") to enter into an amendment to the Lease of the Qualified Property operated by that Tenant in substantially the form attached hereto Exhibit "A", Exhibit "B" and Exhibit "C" respectively.

f. Affirmation. In all other respects, the Facility Agreement and each of the Transaction Documents delivered pursuant thereto are hereby declared to remain in full force and effect without modification.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

AMERICAN HEALTH PROPERTIES,                 BALANCED CARE CORPORATION
INC., a Delaware corporation                a Delaware corporation


By: /s/ Steven A. Roseman                   By: /s/ Robin L. Barber
     Name: Steven A. Roseman                     Name: Robin L. Barber
     Title: Senior Vice President                Title: Senior Vice
                                                 President and Legal Counsel
                                                 & Assistant Secretary

THE UNDERSIGNED HEREBY ACKNOWLEDGE, AGREE AND CONSENT TO THE FOREGOING AMENDMENT

AHP OF INDIANA.,                            BALANCED CARE AT EVANSVILLE,
an Indiana corporation                      INC., a Delaware corporation


By: /s/ Steven A. Roseman                   By: /s/ Robin L. Barber
     Name: Steven A. Roseman                     Name: Robin L. Barber
     Title: Vice President                       Title: Vice President and
                                                 Secretary
                                                 Its authorized
                                                 representative

ASSISTED CARE OPERATORS OF          BALANCED CARE AT ANDERSON,
EVANSVILLE, LLC, a Delaware         INC., a Delaware corporation
limited liability company,


By: Assisted Care Operators, LLC,   By: /s/ Robin L. Barber
a Delaware limited liability             Name: Robin L. Barber
company, its Manager and                 Title: Vice President and
authorized representative                Secretary
                                         Its authorized
                                         representative


By: /s/ James A. Diebold
     Name: James A. Diebold
     Title: Executive Vice President
     Its Authorized Representative

ASSISTED CARE OPERATORS OF
ANDERSON,LLC, a Delaware
limited liability Company
its Manager and authorized
representative


By: /s/ James A. Diebold
     Name: James A. Diebold
     Title: Executive Vice
     President
     Its Authorized Representative

AHP OF TENNESSEE, INC.,                     BALANCED CARE AT JACKSON,
a Tennessee corporation                     INC., a Delaware corporation


By: /s/ Steven A. Roseman                   By: /s/ Robin L. Barber
     Name: Steven A. Roseman                     Name: Robin L. Barber
     Title: Vice President                       Title: Vice President and
                                                 Secretary
                                                 Its authorized
                                                 representative

ASSISTED CARE OPERATORS OF
JACKSON,LLC, a Delaware
limited liability Company
its Manager and authorized
representative


By: /s/ James A. Diebold
     Name: James A. Diebold
     Title: Executive Vice
     President
     Its Authorized
     Representative

                                    EXHIBIT A

                 FIRST AMENDMENT TO LEASE AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO LEASE AND SECURITY AGREEMENT (the "Amendment") is entered into as of the 8th day of July, 1999 by and between AHP OF TENNESSEE, INC., a Tennessee corporation ("Landlord") and ASSISTED CARE OPERATORS OF JACKSON, LLC, a Delaware limited liability company ("Tenant") with reference to the following facts:

         A. Landlord and Tenant have entered into that certain Lease and Security Agreement dated as of January 30, 1998 (the "Lease"). All capitalized terms used in this Amendment shall have the meaning ascribed to such terms in the Lease, except as provided herein to the contrary.

         B. In accordance with Section 29.17 of the Lease, the parties now wish to modify and amend the terms of the Lease as more particularly set forth in this Amendment.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Amendment, intending to be fully and legally bound hereby, do hereby amend the Facility Agreement and the Transaction Documents contemplated therein, as follows:

1. Ten Year Treasury Rate.

         The definition of "Ten Year Treasury Rate" set forth in Article 1 of the Lease is hereby amended by adding the following sentence to the end thereof:

         Notwithstanding the foregoing to the contrary, in no event shall the Ten Year Treasury be less than 6.80% for any purpose of this Lease.

2. Revision of Option to Purchase all Properties. The definition of Option Purchase Date set forth in Article 1 of the Lease and the terms and conditions of Section 25.4 of the Lease are hereby revised as follows:

         (a) The definition of Option Purchase Date set forth in Article 1 of the Lease is revised in its entirety to read as follows:

         "Option Purchase Date" shall mean any date occurring on or after July 1, 1999 but not sooner than six months after the notice of exercise as to the first facility to be purchased.

         (b) Section 25.4 of the Lease is hereby revised in its entirety to read as follows:

         25.4 Tenant's Option to Purchase All Properties. Provided no Event of Default has occurred and is continuing, Landlord hereby grants to Tenant the option (the "Call Option"), exercisable on not less than six months' nor more than 18 months' Notice, to purchase at any time on or after the Option Purchase Date all property (collectively, the "Option Properties") leased by Landlord or its Affiliates in accordance with the Facility Agreement to either (x) any wholly-owned subsidiary of Guarantor or (y) any Person previously wholly-owned by Guarantor for a purchase price (determined on a property-by-property basis) equal to the greater of the Fair Market Value Purchase Price of each such property as of the Option Purchase Date or the Minimum Repurchase Price. For the avoidance of doubt, the Option Properties expressly include the Facilities known as Outlook Pointe at Jackson (Tennessee), Outlook Pointe at Anderson (Indiana) and Outlook Pointe at Evansville (Indiana). Any exercise of the Call Option shall be effected by delivery of written Notice of exercise to each Landlord of each of the Option Properties, which Notice shall be duly executed by all Tenants of all Option Properties. Tenant's timely and proper exercise of the Call Option shall constitute Tenant's irrevocable agreement and commitment to purchase the Property from Landlord for the price and on the terms and conditions stated in this Section. If Tenant shall timely and properly exercise the Call Option, the sale of the properties shall be consummated through an escrow (the "Escrow") to be opened with a title or escrow company mutually acceptable to Landlord and Tenant (the "Escrow Holder"). The purchase price for the properties (net solely of the principal balance of any Facility Mortgages placed on a Property by Landlord and expressly assumed by Tenant) shall be deposited into Escrow in immediately available federal funds at least two business days prior to the close of Escrow and shall be paid to Landlord at the close of Escrow in immediately available federal funds. The close of Escrow shall occur as of the date properly specified in Tenant's notice of exercise of the Call Option; provided that Tenant may in its notice of exercise specify different dates for the closing of its acquisition of different Facilities provided that
         (i) the time period between the closing of the first Facility and the last Facility to be acquired pursuant to the Call Option shall not exceed twelve (12) months and (ii) the last Facility to be acquired pursuant to the Call Option shall be acquired by Tenant no later than eighteen (18) months from the date of exercise of the Call Option. Tenant acknowledges and agrees that it shall purchase all such property from Landlord "AS IS" and subject to all faults, all defects in title and all other matters whatsoever, including without limitation all matters of record. Landlord shall be conclusively deemed not to have made any warranty or representation regarding the title, condition or other status of the properties but Landlord covenants to remove Facility Mortgages against the properties to be conveyed under the Call Option solely to the extent that such Facility Mortgage both (a) was in excess of the amount permitted under Article 26 at the time it was placed against title to such property and (b) has a principal balance in excess of the purchase price to be paid for all properties subject to the Call Option pursuant to this Section 25.4. Landlord shall pay at closing any lien encumbering the Land or the Building which secures either (x) any income tax liability of the Landlord or (y) a liability of Landlord unrelated to any of the Property, the Rent, the Facility or the use, occupancy or operation of the Property. All closing costs associated with the sale of the properties to Tenant to this Section shall be paid by Tenant.

3. Acknowledgement.

         The parties acknowledge and agree as follows:

         (a) Completion. The "Project" (as defined in the Development Agreement) was Finally Completed (within the meaning of the Development Agreement) on or about April 22, 1999.

         (b) Commencement Date. The "Commencement Date" of the Lease is therefore acknowledged to be April 22, 1999. Landlord acknowledges that Tenant has been in occupancy of the Property and has commenced Tenant's operations of the Facility on or about January 20, 1999 and Landlord hereby waives the default of Tenant, Developer, Manager and Balanced Care which may arise by reason of such occupancy and operation occurring prior to the Commencement Date.

         (c) Total Project Costs. The Total Project Cost for all purposes of the Lease is, Four Million Five Hundred Forty Nine Thousand Seventy and 11/100ths Dollars ($4,459,970.11).

         (d) Initial Base Rent. The initial annual Base Rent due under the Lease is Four Hundred Sixty One Thousand Eight Hundred Twenty One and 97/100ths Dollars ($461,821.97) per annum. The first installment of Base Rent was due as of June 1, 1999, in the amount of Eighty Eight Thousand Five Hundred Fifteen and 88/100ths Dollars ($88,515.88) covering the period from the Commencement Date to April 30, 1999 and the Base Rent due, in advance per the terms of the Lease, for the months of May and June 1999. Said first installment of Base Rent shall be paid to Landlord concurrently with Tenant's execution of this Amendment. This Amendment shall not be effective unless and until Landlord has received such installment of Base Rent. Base Rent shall remain subject to adjustment as provided in the Lease and all Additional Rent and Additional Charges shall remain payable as provided in the Lease.

4. Approval of Proposed Capital Addition. Subject to compliance with the provisions of Section 11.2 of the Lease, and Landlord's approval of the items be submitted in accordance with Section 11.2 of the Lease, Landlord acknowledges and agrees that it has approved the installation of the Capital Additions to the Facility described on Schedule "1" attached to this Amendment, incorporated herein by this reference.

5. Acknowledgement. Landlord hereby acknowledges that it does not have current actual knowledge, without inquiry to such matters, of default by Tenant under the Lease.

6. Affirmation. Except for the modifications expressly provided for in this Amendment, the Lease and each of the Transaction Documents are hereby declared to remain in full force and effect without further amendment or modification.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

AHP OF TENNESSEE, INC.,
a Tennessee corporation

By:_______________________
      Steven A. Roseman,
      Vice President

ASSISTED CARE OPERATORS OF
JACKSON, LLC, a Delaware limited
liability company,

By:   Assisted Care Operators, LLC, a
      Delaware limited liability company, its
      Manager and authorized representative


      By:__________________
           Name:
           Title:
           Its Authorized Representative

THE UNDERSIGNED MANAGER OF THE FACILITY AND OBLIGOR UNDER THE WORKING CAPITAL AGREEMENT HEREBY ACKNOWLEDGE, AGREE AND CONSENT TO THE FOREGOING AMENDMENT

BALANCED CARE AT JACKSON, INC.,     BALANCED CARE CORPORATION
a Delaware corporation              a Delaware corporation


By:___________________________      By:__________________________
      Name:                               Name:
      Title:                              Title:
      Its authorized representative       Its authorized representative

                                   Schedule 1
                 Outlook Pointe at Jackson Approved Renovations


Alzheimers Unit                                                        $120,000
Interior Lighting                                                         1,000
Dishwashing Area Wall Covering                                            1,500
Canopy                                                                    8,000
Waste Container Fencing                                                   3,000
New Exterior Signage                                                      4,000
Flag Pole                                                                 1,500
Model Room                                                                8,000

Total Approved Capital Expenditures                                    $147,000


It is acknowledged that upon final identification of the capital additions, pursuant to Section 11.2 of the Lease, such identified capital additions shall not exceed a total cost of $129,500.

                                    EXHIBIT B

                 FIRST AMENDMENT TO LEASE AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO LEASE AND SECURITY AGREEMENT (the "Amendment") is entered into as of the 8th day of July, 1999 by and between AHP OF INDIANA, INC., an Indiana corporation ("Landlord") and ASSISTED CARE OPERATORS OF ANDERSON, LLC, a Delaware limited liability company ("Tenant") with reference to the following facts:

         A. Landlord and Tenant have entered into that certain Lease and Security Agreement dated as of January 30, 1998 (the "Lease"). All capitalized terms used in this Amendment shall have the meaning ascribed to such terms in the Lease, except as provided herein to the contrary.

         B. In accordance with Section 29.17 of the Lease, the parties now wish to modify and amend the terms of the Lease as more particularly set forth in this Amendment.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Amendment, intending to be fully and legally bound hereby, do hereby amend the Facility Agreement and the Transaction Documents contemplated therein, as follows:

1. Ten Year Treasury Rate.

         The definition of "Ten Year Treasury Rate" set forth in Article 1 of the Lease is hereby amended by adding the following sentence to the end thereof:

         Notwithstanding the foregoing to the contrary, in no event shall the Ten Year Treasury be less than 6.80% for any purpose of this Lease.

2. Revision of Option to Purchase all Properties. The definition of Option Purchase Date set forth in Article 1 of the Lease and the terms and conditions of Section 25.4 of the Lease are hereby revised as follows:

         (a) The definition of Option Purchase Date set forth in Article 1 of the Lease is revised in its entirety to read as follows:

         "Option Purchase Date" shall mean any date occurring on or after July 1, 1999 but not sooner than six months after the notice of exercise as to the first facility to be purchased.

         (b) Section 25.4 of the Lease is hereby revised in its entirety to read as follows:

         25.4 Tenant's Option to Purchase All Properties. Provided no Event of Default has occurred and is continuing, Landlord hereby grants to Tenant the option (the "Call Option"), exercisable on not less than six months' nor more than 18 months' Notice, to purchase at any time on or after the Option Purchase Date all property (collectively, the "Option Properties") leased by Landlord or its Affiliates in accordance with the Facility Agreement to either (x) any wholly-owned subsidiary of Guarantor or (y) any Person previously wholly-owned by Guarantor for a purchase price (determined on a property-by-property basis) equal to the greater of the Fair Market Value Purchase Price of each such property as of the Option Purchase Date or the Minimum Repurchase Price. For the avoidance of doubt, the Option Properties expressly include the Facilities known as Outlook Pointe at Jackson (Tennessee), Outlook Pointe at Anderson (Indiana) and Outlook Pointe at Evansville (Indiana). Any exercise of the Call Option shall be effected by delivery of written Notice of exercise to each Landlord of each of the Option Properties, which Notice shall be duly executed by all Tenants of all Option Properties. Tenant's timely and proper exercise of the Call Option shall constitute Tenant's irrevocable agreement and commitment to purchase the Property from Landlord for the price and on the terms and conditions stated in this Section. If Tenant shall timely and properly exercise the Call Option, the sale of the properties shall be consummated through an escrow (the "Escrow") to be opened with a title or escrow company mutually acceptable to Landlord and Tenant (the "Escrow Holder"). The purchase price for the properties (net solely of the principal balance of any Facility Mortgages placed on a Property by Landlord and expressly assumed by Tenant) shall be deposited into Escrow in immediately available federal funds at least two business days prior to the close of Escrow and shall be paid to Landlord at the close of Escrow in immediately available federal funds. The close of Escrow shall occur as of the date properly specified in Tenant's notice of exercise of the Call Option; provided that Tenant may in its notice of exercise specify different dates for the closing of its acquisition of different Facilities provided that
         (i) the time period between the closing of the first Facility and the last Facility to be acquired pursuant to the Call Option shall not exceed twelve (12) months and (ii) the last Facility to be acquired pursuant to the Call Option shall be acquired by Tenant no later than eighteen (18) months from the date of exercise of the Call Option. Tenant acknowledges and agrees that it shall purchase all such property from Landlord "AS IS" and subject to all faults, all defects in title and all other matters whatsoever, including without limitation all matters of record. Landlord shall be conclusively deemed not to have made any warranty or representation regarding the title, condition or other status of the properties but Landlord covenants to remove Facility Mortgages against the properties to be conveyed under the Call Option solely to the extent that such Facility Mortgage both (a) was in excess of the amount permitted under Article 26 at the time it was placed against title to such property and (b) has a principal balance in excess of the purchase price to be paid for all properties subject to the Call Option pursuant to this Section 25.4. Landlord shall pay at closing any lien encumbering the Land or the Building which secures either (x) any income tax liability of the Landlord or (y) a liability of Landlord unrelated to any of the Property, the Rent, the Facility or the use, occupancy or operation of the Property. All closing costs associated with the sale of the properties to Tenant to this Section shall be paid by Tenant.

3. Approval of Proposed Capital Addition. Subject to compliance with the provisions of Section 11.2 of the Lease, and Landlord's approval of the items be submitted in accordance with Section 11.2 of the Lease, Landlord acknowledges and agrees that it has approved the installation of the Capital Additions to the Facility described on Schedule "1" attached to this Amendment, incorporated herein by this reference.

4. Acknowledgement. Landlord hereby acknowledges that it does not have current actual knowledge, without inquiry to such matters, of default by Tenant under the Lease.

5. Affirmation. Except for the modifications expressly provided for in this Amendment, the Lease and each of the

Transaction Documents are hereby declared to remain in full force and effect without further amendment or modification.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

AHP OF INDIANA, INC.,
an Indiana corporation

By:_______________________
     Steven A. Roseman,
     Vice President

ASSISTED CARE OPERATORS OF
ANDERSON, LLC, a Delaware limited
liability company,

By:  Assisted Care Operators, LLC, a
     Delaware limited liability company, its
     Manager and authorized representative


     By:__________________
           Name:
           Title:
           Its Authorized Representative

THE UNDERSIGNED MANAGER OF THE FACILITY AND OBLIGOR UNDER THE WORKING CAPITAL AGREEMENT HEREBY ACKNOWLEDGE, AGREE AND CONSENT TO THE FOREGOING AMENDMENT

BALANCED CARE AT ANDERSON, INC.,    BALANCED CARE CORPORATION
a Delaware corporation              a Delaware corporation


By:___________________________      By:__________________________
     Name:                               Name:
     Title:                              Title:
     Its authorized representative       Its authorized representative

                                   Schedule 1
                 Outlook Pointe at Anderson Approved Renovations


Alzheimers Unit                                                        $120,000
Interior Lighting                                                         1,000
Dishwashing Area Wall Covering                                            1,500
Canopy                                                                    8,000
Waste Container Fencing                                                   3,000
New Exterior Signage                                                      4,000
Flag Pole                                                                 1,500
Model Room                                                                8,000

Total Approved Capital Expenditures                                    $147,000


It is acknowledged that upon final identification of the capital additions, pursuant to Section 11.2 of the Lease, such identified capital additions shall not exceed a total cost of $129,500.

                                    EXHIBIT C

                 FIRST AMENDMENT TO LEASE AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO LEASE AND SECURITY AGREEMENT (the "Amendment") is entered into as of the 8th day of July, 1999 by and between AHP OF INDIANA, INC., an Indiana corporation ("Landlord") and ASSISTED CARE OPERATORS OF EVANSVILLE, LLC, a Delaware limited liability company ("Tenant") with reference to the following facts:

         A. Landlord and Tenant have entered into that certain Lease and Security Agreement dated as of June 16, 1998 (the "Lease"). All capitalized terms used in this Amendment shall have the meaning ascribed to such terms in the Lease, except as provided herein to the contrary.

         B. In accordance with Section 29.17 of the Lease, the parties now wish to modify and amend the terms of the Lease as more particularly set forth in this Amendment.

         NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Amendment, intending to be fully and legally bound hereby, do hereby amend the Facility Agreement and the Transaction Documents contemplated therein, as follows:

1. Ten Year Treasury Rate.

         The definition of "Ten Year Treasury Rate" set forth in Article 1 of the Lease is hereby amended by adding the following sentence to the end thereof:

         Notwithstanding the foregoing to the contrary, in no event shall the Ten Year Treasury be less than 6.80% for any purpose of this Lease.

2. Revision of Option to Purchase all Properties. The definition of Option Purchase Date set forth in Article 1 of the Lease and the terms and conditions of Section 25.4 of the Lease are hereby revised as follows:

         (a) The definition of Option Purchase Date set forth in Article 1 of the Lease is revised in its entirety to read as follows:

         "Option Purchase Date" shall mean any date occurring on or after July 1, 1999 but not sooner than six months after the notice of exercise as to the first facility to be purchased.

         (b) Section 25.4 of the Lease is hereby revised in its entirety to read as follows:

         25.4 Tenant's Option to Purchase All Properties. Provided no Event of Default has occurred and is continuing, Landlord hereby grants to Tenant the option (the "Call Option"), exercisable on not less than six months' nor more than 18 months' Notice, to purchase at any time on or after the Option Purchase Date all property (collectively, the "Option Properties") leased by Landlord or its Affiliates in accordance with the Facility Agreement to either (x) any wholly-owned subsidiary of Guarantor or (y) any Person previously wholly-owned by Guarantor for a purchase price (determined on a property-by-property basis) equal to the greater of the Fair Market Value Purchase Price of each such property as of the Option Purchase Date or the Minimum Repurchase Price. For the avoidance of doubt, the Option Properties expressly include the Facilities known as Outlook Pointe at Jackson (Tennessee), Outlook Pointe at Anderson (Indiana) and Outlook Pointe at Evansville (Indiana). Any exercise of the Call Option shall be effected by delivery of written Notice of exercise to each Landlord of each of the Option Properties, which Notice shall be duly executed by all Tenants of all Option Properties. Tenant's timely and proper exercise of the Call Option shall constitute Tenant's irrevocable agreement and commitment to purchase the Property from Landlord for the price and on the terms and conditions stated in this Section. If Tenant shall timely and properly exercise the Call Option, the sale of the properties shall be consummated through an escrow (the "Escrow") to be opened with a title or escrow company mutually acceptable to Landlord and Tenant (the "Escrow Holder"). The purchase price for the properties (net solely of the principal balance of any Facility Mortgages placed on a Property by Landlord and expressly assumed by Tenant) shall be deposited into Escrow in immediately available federal funds at least two business days prior to the close of Escrow and shall be paid to Landlord at the close of Escrow in immediately available federal funds. The close of Escrow shall occur as of the date properly specified in Tenant's notice of exercise of the Call Option; provided that Tenant may in its notice of exercise specify different dates for the closing of its acquisition of different Facilities provided that
         (i) the time period between the closing of the first Facility and the last Facility to be acquired pursuant to the Call Option shall not exceed twelve (12) months and (ii) the last Facility to be acquired pursuant to the Call Option shall be acquired by Tenant no later than eighteen (18) months from the date of exercise of the Call Option. Tenant acknowledges and agrees that it shall purchase all such property from Landlord "AS IS" and subject to all faults, all defects in title and all other matters whatsoever, including without limitation all matters of record. Landlord shall be conclusively deemed not to have made any warranty or representation regarding the title, condition or other status of the properties but Landlord covenants to remove Facility Mortgages against the properties to be conveyed under the Call Option solely to the extent that such Facility Mortgage both (a) was in excess of the amount permitted under Article 26 at the time it was placed against title to such property and (b) has a principal balance in excess of the purchase price to be paid for all properties subject to the Call Option pursuant to this Section 25.4. Landlord shall pay at closing any lien encumbering the Land or the Building which secures either (x) any income tax liability of the Landlord or (y) a liability of Landlord unrelated to any of the Property, the Rent, the Facility or the use, occupancy or operation of the Property. All closing costs associated with the sale of the properties to Tenant to this Section shall be paid by Tenant.

3. Approval of Proposed Capital Addition. Subject to compliance with the provisions of Section 11.2 of the Lease, and Landlord's approval of the items be submitted in accordance with Section 11.2 of the Lease, Landlord acknowledges and agrees that it has approved the installation of the Capital Additions to the Facility described on Schedule "1" attached to this Amendment, incorporated herein by this reference.

4. Acknowledgement. Landlord hereby acknowledges that it does not have current actual knowledge, without inquiry to such matters, of default by Tenant under the Lease.

5. Affirmation. Except for the modifications expressly provided for in this Amendment, the Lease and each of the

Transaction Documents are hereby declared to remain in full force and effect without further amendment or modification.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

AHP OF INDIANA, INC.,
an Indiana corporation

By:_______________________
     Steven A. Roseman,
     Vice President

ASSISTED CARE OPERATORS OF
EVANSVILLE, LLC, a Delaware limited
liability company,

By:  Assisted Care Operators, LLC, a
     Delaware limited liability company, its
     Manager and authorized representative


     By:__________________
          Name:
          Title:
          Its Authorized Representative

THE UNDERSIGNED MANAGER OF THE FACILITY AND OBLIGOR UNDER THE WORKING CAPITAL AGREEMENT HEREBY ACKNOWLEDGE, AGREE AND CONSENT TO THE FOREGOING AMENDMENT

BALANCED CARE AT EVANSVILLE, INC.,  BALANCED CARE CORPORATION
a Delaware corporation              a Delaware corporation


By:___________________________      By:__________________________
     Name:                                Name:
     Title:                               Title:
     Its authorized representative        Its authorized representative

                                   Schedule 1
                Outlook Pointe at Evansville Approved Renovations


Alzheimers Unit                                                        $120,000
Dishwashing Area Wall Covering                                            1,500
Canopy                                                                    8,000
Waste Container Fencing                                                   3,000
New Exterior Signage                                                      4,000
Flag Pole                                                                 1,500
Model Room                                                                8,000

Total Approved Capital Expenditures                                    $147,000


It is acknowledged that upon final identification of the capital additions, pursuant to Section 11.2 of the Lease, such identified capital additions shall not exceed a total cost of $129,500.